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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.: 333-08181, 333-61011, 333-87041, and 333-58742) of
Maxtor Corporation of our report dated January 25, 2002, except for Note 15 which is as of March 15, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
San Jose, California
March 28, 2002